UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: January 31, 2008

(Date of earliest event reported)

MF Global Ltd.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of incorporation)

001-33590	98-0551260
(Commission File Number)	(IRS Employer Identification No.)

Clarendon House 2 Church Street Hamilton HM 11, Bermuda	N/A
(Address of Principal Executive Offices)	(Zip Code)

(441) 295-5950

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On January 31, 2008, MF Global Ltd. and its subsidiary, MF Global Finance USA Inc., entered into a first amendment (the “Amendment”) to their $1.4 billion Bridge Loan (the “Bridge Loan”) with the various banks and other financial institutions party thereto, Citibank N.A., as syndication agent, JPMorgan Chase Bank, N.A., as administrative agent, and the parties named as documentation agents therein. The Amendment extends the original maturity date of June 13, 2008 for $1.05 billion of outstanding borrowings under the Bridge Loan by six months so that such borrowings will now mature on December 12, 2008. Certain parties to the Bridge Loan did not enter into the Amendment and, accordingly, a remaining $350 million of outstanding borrowings under the Bridge Loan will mature on the original maturity date of June 13, 2008. In addition, the Amendment changes the definition of “Applicable Rate”, so as to increase the rate per annum payable to lenders who are party to the Amendment on any borrowings under the Credit Agreement by 0.40%, which rate shall then be further increased by 0.25% as of and after June 13, 2008 and an additional 0.25% as of and after September 13, 2008. For those lenders that did not enter into the Amendment, the definition of “Applicable Rate” has not changed.

The foregoing description of the Amendment and the Bridge Loan does not purport to be complete and is qualified in its entirety by reference to (i) the Amendment, which is filed as Exhibit 10.45 to MF Global Ltd.’s and MF Global Finance North America Inc.’s Registration Statement on Form F-1 (File No. 333-144079), as amended on Form S-1 and which is incorporated into this Item 1.01 by reference, and (ii) the Bridge Loan, which is filed as Exhibit 10.29 to the Company’s Registration Statement on Form F-1 (File No. 333-143395), filed on June 20, 2007 and which is incorporated into this Item 1.01 by reference.

Item 9.01	Exhibits

(a) None

(b) None

(c) None

(d) Exhibits:

Exhibit No.	Exhibit Description

Exhibit No.	Description
Exhibit 10.1	First Amendment to Bridge Loan, dated as of January 31, 2008, by and among MF Global Finance USA Inc., MF Global Ltd. and the lenders named therein (Incorporated by reference to Amendment No. 3 to MF Global Finance North America Inc.’s and MF Global Ltd.’s Registration Statement on Form F-1 on Form S-1 (File No. 333-144079) filed on February 1, 2008 relating to the offering of Senior Notes by MF Global Finance North American and of Guarantees by MF Global Ltd.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MF GLOBAL LTD.

Date: January 31, 2008	By:	/s/ Ira Polk
Ira Polk,
Interim Chief Financial Officer and Chief Administrative Officer

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